                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____

                           ------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
               (Exact name of trustee as specified in its charter)

A National Banking Association                                   36-0899825
                                                  (I.R.S. employer identification number)

One First National Plaza, Chicago, Illinois                       60670-0126
  (Address of principal executive offices)                         (Zip Code)

                       The First National Bank of Chicago
                      One First National Plaza, Suite 0286
                          Chicago, Illinois 60670-0286
             Attn: Lynn A. Goldstein, Law Department (312) 732-6919
            (Name, address and telephone number of agent for service)

                            ------------------------

                             THE TJX COMPANIES, INC.
               (Exact name of obligor as specified in its charter)

             Delaware                                                04-2207613
   (State or other jurisdiction                     (I.R.S. employer identification number)
 of incorporation or organization)

 770 Cochituate Road, Framington, MA                                    01701
(Address of principal executive offices)                              (Zip Code)

                                 Debt Securities
                         (Title of Indenture Securities)


3125699.12

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS
                  TO THE TRUSTEE:

                  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C.
                  Federal Deposit Insurance Corporation, Washington, D.C. The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE
                           TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16.          LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A PART OF
                  THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6. The consent of the trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 10th day of June, 1996.

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             TRUSTEE

                                              BY   /S/ RICHARD D. MANELLA
                                                   RICHARD D. MANELLA
                                                   VICE PRESIDENT


                                       -2-
3125699.12

* Exhibit 1,2,3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 12 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 26 to the Registration Statement on Form S-3 of The CIT Group Holdings, Inc., filed with the Securities and Exchange Commission on February 16, 1993 (Registration No. 33-58418).










                                       -3-
3125699.12

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                  June 10, 1996




Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In connection with the qualification of an indenture between The TJX Companies, Inc. and The First National Bank of Chicago, the undersigned, in accordance with
Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    BY:    /S/ RICHARD D. MANELLA
                                           RICHARD D. MANELLA
                                           VICE PRESIDENT






                                       -4-
3125699.12

                                    EXHIBIT 7


Legal Title of Bank:       The First National Bank of Chicago Call Date: 03/31/96  ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Suite 0460                                       Page RC-1
City, State  Zip:          Chicago, IL  60670-0460
FDIC Certificate No.:      0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                       DOLLAR AMOUNTS IN                      C400              <-
                                                                            THOUSANDS            RCFD     BIL MIL THOU        -----
                                                                       -----------------         ----     ------------

ASSETS
1.  Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)..                                   0081        3,047,140         1.a.
    b. Interest-bearing balances(2)...........................                                   0071        8,488,390         1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)                                 1754                0         2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)                              1773          997,155         2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and
    Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold.....................................                                   0276        3,384,301         3.a.
    b. Securities purchased under agreements to resell........                                   0277          685,531         3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C).....................................................         RCFD 2122 16,884,488                                    4.a.
    b. LESS: Allowance for loan and lease losses..............         RCFD 3123    358,448                                    4.b.
    c. LESS: Allocated transfer risk reserve..................         RCFD 3128          0                                    4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c)...................                                   2125       16,526,040         4.d.
5.  Assets held in trading accounts...........................                                   3545       10,974,841         5.
6.  Premises and fixed assets (including capitalized leases)..                                   2145          592,581         6.
7.  Other real estate owned (from Schedule RC-M)..............                                   2150            9,952         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)............................                                   2130           42,098         8.
9.  Customers' liability to this bank on acceptances
    outstanding...............................................                                   2155          564,435         9.
10. Intangible assets (from Schedule RC-M)....................                                   2143           96,463        10.
11. Other assets (from Schedule RC-F).........................                                   2160        1,703,124        11.
12. Total assets (sum of items 1 through 11)..................                                   2170       47,112,051        12.

- --------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.




                                       -5-
3125699.12

Legal Title of Bank:       The First National Bank of Chicago Call Date:   03/31/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Suite 0460                                                 Page RC-2
City, State  Zip:          Chicago, IL  60670-0460
FDIC Certificate No.:      0/3/6/1/8

SCHEDULE RC-CONTINUED
                                                                       DOLLAR AMOUNTS IN
                                                                           THOUSANDS                      BIL MIL THOU
                                                                       -----------------                  ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of
       columns A and C from Schedule RC-E, part 1)..                                        RCON 2200       14,251,874     13.a.
       (1) Noninterest-bearing(1)....................                  RCON 6631  5,707,786                                13.a.(1)
       (2) Interest-bearing..........................                  RCON 6636  8,544,088                                13.a.(2)
    b. In foreign offices, Edge and Agreement
       subsidiaries, and IBFs (from Schedule RC-E,
       part II)......................................                                       RCFN 2200       12,839,836     13.b.
       (1) Noninterest bearing.......................                  RCFN 6631    196,311                                13.b.(1)
       (2) Interest-bearing..........................                  RCFN 6636 12,643,525                                13.b.(2)
14. Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices of
    the bank and of its Edge and Agreement subsidiaries,
    and in IBFs:
    a. Federal funds purchased.......................                                       RCFD 0278        2,692,008     14.a.
    b. Securities sold under agreements to repurchase                                       RCFD 0279        1,165,032     14.b.
15. a. Demand notes issued to the U.S. Treasury                                             RCON 2840           77,000     15.a.
    b. Trading Liabilities...........................                                       RCFD 3548        7,103,300     15.b.
16. Other borrowed money:
    a. With original maturity of one year or less....                                       RCFD 2332        2,223,560     16.a.
    b. With original  maturity of more than one year.                                       RCFD 2333          144,665     16.b.
17. Mortgage indebtedness and obligations under capitalized
    leases...........................................                                       RCFD 2910          283,041     17.
18. Bank's liability on acceptance executed and
    outstanding......................................                                       RCFD 2920          564,435     18.
19. Subordinated notes and debentures................                                       RCFD 3200        1,275,000     19.
20. Other liabilities (from Schedule RC-G)...........                                       RCFD 2930        1,411,087     20.
21. Total liabilities (sum of items 13 through 20)...                                       RCFD 2948       44,030,838     21.
22. Limited-Life preferred stock and related surplus.                                       RCFD 3282             0        22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....                                       RCFD 3838             0        23.
24. Common stock.....................................                                       RCFD 3230          200,858     24.
25. Surplus (exclude all surplus related to
    preferred stock).................................                                       RCFD 3839        2,320,326     25.
26. a. Undivided profits and capital reserves........                                       RCFD 3632          559,707     26.a.
    b. Net unrealized holding gains (losses) on
       available-for-sale securities.................                                       RCFD 8434              730     26.b.
27. Cumulative foreign currency translation adjustments                                     RCFD 3284            (408)     27.
28. Total equity capital (sum of items 23 through 27)                                       RCFD 3210        3,081,213     28.
29. Total liabilities, limited-life preferred stock,
    and equity capital (sum of items 21, 22, and 28).                                       RCFD 3300       47,112,051     29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the  most
    comprehensive level of auditing work performed for the bank by independent external                   Number
    auditors as of any date during 1993  ....................................................RCFD 6724     2               M.1.

1 =  Independent audit of the bank conducted in accordance      4. = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank       authority)
2 =  Independent audit of the bank's parent holding company     5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing        auditors
     standards by a certified public accounting firm which      6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company            auditors
     (but not on the bank separately)                           7 =  Other audit procedures (excluding tax preparation work)

                                       -6-
3125699.12

3 =  Directors' examination of the bank conducted in            8 = No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       -7-
3125699.12